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                                                              Exhibit 10(d)

                               CONSENT OF COUNSEL

We consent to the reference to our firm under the caption "Legal Matters" in the Prospectus constituting a part of this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                              /s/ Sutherland, Asbill & Brennan, L.L.P.

                              SUTHERLAND, ASBILL & BRENNAN, L.L.P.


Washington, D.C.
April 23, 1997